May 1, 2009

Citizens Select Funds
— CitizensSelect Treasury Money Market Fund

Dreyfus 100% U.S Treasury Money Market Fund

Dreyfus BASIC U.S. Government Money Market Fund

Dreyfus Government Cash Management Funds
— Dreyfus Government Cash Management
— Dreyfus Government Prime Cash Management

Dreyfus Institutional Reserves Funds
— Dreyfus Institutional Reserves Treasury Prime Fund
— Dreyfus Institutional Reserves Treasury Fund

The Dreyfus/Laurel Funds, Inc.
— Dreyfus U.S. Treasury Reserves

Dreyfus Money Market Instruments, Inc.
— Government Securities Series

Dreyfus Treasury & Agency Cash Management

Dreyfus Treasury Prime Cash Management

General Government Securities Money Market Funds, Inc.
— General Government Securities Money Market Fund
— General Treasury Prime Money Market Fund

Supplement to Current Prospectus

Effective May 1, 2009, each of the above-referenced Dreyfus money market fund's (each, a "Fund") participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") expired. As a result, shareholder assets in the Fund that were covered under the Program since September 19, 2008, no longer are covered. For more information on the Program please visit the Treasury's website at http://www.ustreas.gov, or contact your financial representative.

DRY-TGPstk-0509